                                                                    EXHIBIT 10.K



                               EL PASO CORPORATION


                           SUPPLEMENTAL BENEFITS PLAN




              AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 7, 2001

                                TABLE OF CONTENTS



SECTION 1         PURPOSES.............................................................................1

SECTION 2         DEFINITIONS..........................................................................1
         2.1      Beneficiary..........................................................................1
         2.2      Board................................................................................1
         2.3      Change in Control....................................................................1
         2.4      Code.................................................................................2
         2.5      Company..............................................................................2
         2.6      Deferred Compensation Plans..........................................................2
         2.7      Employer.............................................................................3
         2.8      Management Committee.................................................................3
         2.9      Participant..........................................................................3
         2.10     Pension Plan.........................................................................3
         2.11     RSP..................................................................................3
         2.12     Surviving Spouse.....................................................................3

SECTION 3         ADMINISTRATION.......................................................................3
         3.1      Management Committee.................................................................3

SECTION 4         PARTICIPANTS.........................................................................4
         4.1      Participants.........................................................................4

SECTION 5         BENEFITS.............................................................................4
         5.1      Supplemental Pension Benefits........................................................4
         5.2      Supplemental RSP Benefits............................................................5
         5.3      Other Supplemental Benefits..........................................................6
         5.4      Time and Manner of Payment...........................................................6
         5.5      Determination of Supplemental Pension Benefit Payments...............................7
         5.6      Provisions Regarding Certain Former Sonat Employees..................................8
         5.7      Provisions Regarding Certain Former Coastal Employees...............................10

SECTION 6         GENERAL PROVISIONS..................................................................11
         6.1      Unfunded Obligation.................................................................11
         6.2      Discretionary Investment by Company.................................................11
         6.3      Incapacity of Participant, Surviving Spouse or Beneficiary..........................12
         6.4      Nonassignment.......................................................................12
         6.5      No Right to Continued Employment....................................................12
         6.6      Withholding Taxes...................................................................12
         6.7      Termination and Amendment...........................................................13
         6.8      ERISA Exemption.....................................................................13
         6.9      Applicable Law......................................................................13



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El Paso Corporation                    -i-                     Table of Contents
Supplemental Benefits Plan

                               EL PASO CORPORATION
                           SUPPLEMENTAL BENEFITS PLAN
              AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 7, 2001


                               SECTION 1 PURPOSES

         The purposes of the El Paso Corporation Supplemental Benefits Plan (the "Plan") are to attract and retain exceptional executives by providing retirement or termination benefits to selected officers and key management employees of outstanding competence. This Plan is effective January 15, 1992.


                              SECTION 2 DEFINITIONS

         For purposes of this Plan, the following terms shall have the meanings indicated:

2.1 BENEFICIARY

         "Beneficiary" means the individual(s) designated by a Participant to receive benefits from this Plan in the event of his or her death. If no designated Beneficiary survives the Participant, the Beneficiary shall be the person or persons in the first of the following classes who survive the
Participant:

                  (a) spouse at date of death,

                  (b) descendants, per stirpes,

                  (c) parents,

                  (d) brothers and sisters,

                  (e) estate.

2.2 BOARD

         "Board" means the Board of Directors of the Company.

2.3 CHANGE IN CONTROL

         A "Change in Control" shall be deemed to occur:

                  (a) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act),



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         directly or indirectly, of securities of the Company representing 20%
         or more of the combined voting power of the Company's then outstanding securities;

                  (b) upon the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

                  (c) upon the approval by the Company's stockholders of a merger or consolidation, a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company; or

                  (d) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

2.4 CODE

         "Code" means the Internal Revenue Code of 1986, as amended.

2.5 COMPANY

         "Company" means El Paso Corporation (f/k/a/ El Paso Energy Corporation), a Delaware corporation.

2.6 DEFERRED COMPENSATION PLANS

         "Deferred Compensation Plans" means the El Paso Corporation Deferred Compensation Plan, 2001 Omnibus Incentive Compensation Plan, 1999 Omnibus Incentive Compensation Plan, 1995 Incentive Compensation Plan, 1995 Omnibus Compensation Plan, Strategic Stock Plan and other similar plans maintained by an



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Employer and such additional deferred compensation plans as may be designated by the Company from time to time.

2.7 EMPLOYER

         "Employer" means El Paso Corporation, and its subsidiaries.

2.8 MANAGEMENT COMMITTEE

         "Management Committee" means the committee appointed pursuant to
Section 3.1 to administer the Plan.

2.9 PARTICIPANT

         "Participant" means each individual who participates in the Plan in accordance with Section 4.

2.10 PENSION PLAN

         "Pension Plan" means the El Paso Corporation Pension Plan and any pension plans maintained by an Employer.

2.11 RSP

         "RSP" means the El Paso Corporation Retirement Savings Plan.

2.12 SURVIVING SPOUSE

         "Surviving Spouse" means the person to whom surviving spouse death benefits are to be paid pursuant to the terms of the Pension Plan.


                            SECTION 3 ADMINISTRATION

3.1 MANAGEMENT COMMITTEE

         This Plan shall be administered by the Management Committee consisting of the Chief Executive Officer of the Company and such other senior officers of the Company as he or she shall designate. Subject to the compensation committee (the "Compensation Committee") of the Board of Directors, the Management Committee shall interpret the Plan, prescribe, amend and rescind rules relating to it, select eligible Participants, and take all other action necessary for its administration, which actions shall be final and binding upon all Participants. No member of the Management Committee shall vote on any matter that pertains solely to himself or herself.



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Supplemental Benefits Plan
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                             SECTION 4 PARTICIPANTS

4.1 PARTICIPANTS

         The Management Committee shall determine and designate the officers and key management employees of an Employer who are eligible to become Participants and receive benefits under the Plan. Each Participant must be a selected management or highly compensated employee, or entitled to qualified plan benefits in excess of the Code Section 415 limitations on benefits. A Participant who is not a selected management or highly compensated employee shall be eligible only for the benefits described in Sections 5.1(a) and 5.2(a).


                               SECTION 5 BENEFITS

5.1 SUPPLEMENTAL PENSION BENEFITS

         Upon termination of employment of a Participant, the Company shall pay or cause to be paid to such Participant (or his or her Surviving Spouse in the case of his or her death) supplemental pension benefits under this Plan which, when combined with the amounts he or she is entitled to receive under the Pension Plan shall be the actuarial equivalent of the retirement, or Surviving Spouse death benefits, which would have been payable to the Participant or his or her Surviving Spouse had the Pension Plan's benefit formula been applied:

                  (a) without regard to the limitations of Section 415 of the Code (including, without limitation, the maximum benefit payable under Section 415(b)(1), the actuarial reduction for early retirement of
         Section 415(b)(2)(C), the reduction for limited service or participation of Section 415(b)(5) and the combined limits of Section 415(e)),

                  (b) by including in the Participant's compensation during the period for which the Pension Plan benefits are computed, to the extent not already done so under the Pension Plan, any amount that has not been taken into account due to the limitations of Section 401(a)(17) of the Code or due to a reduction of compensation that has occurred pursuant to an election of the Participant under Section 125 or Section 401(k) of the Code or under the Deferred Compensation Plans, and

                  (c) by taking into account any service granted to the Participant and any benefit formula adjustments required by an employment contract.

         Supplemental pension benefits under this Section 5 shall be vested and nonforfeitable to the same extent that the related benefits under the Pension Plan are vested and nonforfeitable. Notwithstanding the preceding sentence, in the event of a



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Change in Control, the supplemental pension benefits computed under this Section
5.1 shall be fully vested and nonforfeitable immediately.

5.2 SUPPLEMENTAL RSP BENEFITS

         Upon termination of employment of a Participant, the Company shall pay or cause to be paid to such Participant (or his or her Beneficiary in the case of his or her death) supplemental RSP benefits calculated as described below. The Company shall periodically determine the amount of any additional Employer matching contributions that would have been credited to a Participant's account under the RSP if his or her current election of Participant contributions had been given effect and no adjustment of such contributions had occurred due to:

                  (a) the maximum dollar limit under Code Section 415(c)(1)(A) on RSP annual additions,

                  (b) the maximum limit under Code Section 401(a)(17) on the compensation taken into account under the RSP,

                  (c) any further reductions in the compensation taken into account under the RSP as a result of any deferrals of compensation elected by the Participant pursuant to Section 125 or Section 401(k) of the Code or under the Deferred Compensation Plans.

         From time to time, as determined by the Management Committee, the Company shall allocate amounts equal to such additional Employer matching contributions to a ledger account (the "Memorandum Account") to be established in the El Paso Corporation Deferred Compensation Plan, as it may be amended (the "Deferred Compensation Plan") for the Participant as of the time or times that such amounts would have been contributed to the RSP if permitted thereunder. Interest or earnings/losses, as applicable, will be credited to the balance in each Participant's Memorandum Account on a semi-monthly basis or at such other intervals as may be determined by the Management Committee. The Management Committee shall determine the rate of interest or earnings/losses periodically and in so doing may take into account the earnings, losses, appreciation or depreciation attributable to any discretionary investment made pursuant to
Section 6.2, and any other factors it deems appropriate. Notwithstanding any other provision to the contrary, any and all supplemental RSP benefits determined pursuant to this Plan shall be credited to the Deferred Compensation Plan.

         Supplemental RSP benefits under this Section 5.2 shall be vested and nonforfeitable to the same extent that the related benefits under the RSP are vested and nonforfeitable.



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Supplemental Benefits Plan
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5.3 OTHER SUPPLEMENTAL BENEFITS

         Upon the termination of employment of a Participant, the Company shall pay or cause to be paid to such Participant (or his or her Beneficiary in the case of his or her death) other supplemental benefits as determined by the Board and contained in any other plan or program maintained by the Company or in the Participant's employment contract or other agreement with the Company. Other supplemental benefits under this Section 5.3 shall be vested and nonforfeitable to the extent provided in the applicable plan or program maintained by the Company or the Participant's employment contract or other agreement with the Company.

5.4 TIME AND MANNER OF PAYMENT

         The payment of any benefits shall be made as provided below. Such payment or payments shall constitute a complete discharge of all obligations to the Participant and his or her Surviving Spouse or Beneficiary under the Plan.

                  (a) Supplemental Pension Benefit Payments. The amount of the payments under this subparagraph 5.4(a) shall be determined pursuant to
         Section 5.5.

                           (i) The payment of any supplemental benefits pursuant
                  to Section 5.1 owed to a Participant (or his or her Surviving Spouse) shall be made in a lump sum if such Participant (A) terminates employment with the Employer prior to attaining age 55, or (B) dies while employed with the Employer. The payment shall be made as soon as practicable after the Participant's termination of employment with the Employer or death.

                           (ii) In the absence of a valid, irrevocable election
                  made by a Participant pursuant to the provisions described in
                  (iii) below, the payment of any supplemental pension benefits pursuant to Section 5.1 owed to a Participant who terminates employment with the Employer after attaining age 55 shall be made in a lump sum as soon as practicable after the Participant terminates employment with the Employer. The amount of such payments shall be determined under Section 5.5 below.

                           (iii) In the case of a benefit payable under Section
                  5.1, the Participant may irrevocably elect one of the forms of payment described in (iv) below. Such election must be made by the Participant before the later of (A) the date the Participant attains age 53, or (B) 30 days after becoming a Participant. For such election to become effective, the Participant must remain in continuous active employment with the Employer for at least two years or, in the case of an election made pursuant to clause (B), such Participant must remain in continuous active employment for a minimum of six months following such election. In no



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                  event will an election become effective if the Participant terminates employment with the Employer prior to attaining age 55, or dies in service.

                           (iv) A Participant may elect only one of the
                  following forms of payment:

                                    (A) A lump sum;

                                    (B) Monthly payments made over a five-year period, notwithstanding the earlier death of the Participant;

                                    (C) Monthly payments made over a ten-year period, notwithstanding the earlier death of the Participant; or

                                    (D) Monthly payments made over the remaining life of the Participant.

                  In the case of option (A), payment will be made as soon as practicable after the Participant's termination of employment with the Employer. In the case of (B), (C) and (D), monthly payments will commence as soon as practicable after the Participant's termination of employment with the Employer.

                  (b) Supplemental RSP Benefit Payments. The payment of any supplemental RSP benefits pursuant to Section 5.2 owed to a Participant (or his or her Beneficiary) shall be made in a lump sum as soon as practicable after the Participant's termination of employment with the Employer and shall be in an amount equal to the Participant's Memorandum Account balance at the time of such payment, subject to other applicable terms and conditions of the Deferred Compensation Plan (other than the time and manner of payment).

                  (c) Other Supplemental Benefit Payments. The payment of any other supplemental benefits pursuant to another plan or program maintained by the Company or a Participant's employment contract or other agreement with the Company under Section 5.3 shall be made as provided in such other applicable plan, program, employment contract or agreement.

5.5 DETERMINATION OF SUPPLEMENTAL PENSION BENEFIT PAYMENTS

         The amount of a payment of supplemental pension benefits pursuant to
Section 5.1 to a Participant (or his or her Surviving Spouse in the event of the Participant's termination of employment on account of death) shall be determined by calculating the benefit according to the terms of the Pension Plan as a single life annuity. If another form of payment is payable, the amount under such form shall be actuarially equivalent to such single life benefit using the interest rate and mortality assumptions for calculating lump sum distributions under the Pension Plan.



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Supplemental Benefits Plan
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5.6 PROVISIONS REGARDING CERTAIN FORMER SONAT EMPLOYEES

                  (a) DEFINITIONS. For purposes of this Section 5.6:

                  "Actuarial Equivalent" shall mean a benefit actuarially equal in value to the value of a given benefit in a given form or schedule, based upon (1) the 1983 Group Annuity Mortality Table and (2) an interest rate equal to 5.24% (the yield on new 7-12 year AA-rated general obligation tax-exempt bonds as determined by Merrill Lynch & Co. (or its affiliates) and published in The Wall Street Journal on December 30, 1999, all as set forth in the Sonat Supplemental Plan).

                  "Eligible Spouse" shall mean the person who was married to the Participant under the laws of the State where the marriage was contracted throughout the one-year period ending on December 31, 1999.

                  "Sonat Retirement Plan" shall mean the Sonat Inc. Retirement Plan, as in effect as of December 31, 1999.

                  "Sonat Supplemental Plan" shall mean the Sonat Inc. Supplemental Benefit Plan, as in effect on December 31, 1999.

                  "Credited Service," "Retirement Benefit," "Survivors Benefit," "Termination of Employment," "Vested Benefit," "Vesting Date" and "Vesting Service" shall have the meanings set forth in the Sonat Retirement Plan.

                  (b) SUPPLEMENTAL PENSION BENEFITS. Upon termination of employment of a Participant who (1) was a Participant in this Plan on January 1, 2000, and (2) was a "Participant" in Article II of the Sonat Supplemental Plan, the supplemental pension benefits payable under this Plan, when expressed in the form of a cash lump sum, shall equal the greater of (A) the amount determined pursuant to Section 5.1 (calculated in lump sum form as provided in Section 5.5), and (B) the Sonat Preserved Benefit (as defined below).

                  The Sonat Preserved Benefit, expressed in the form of a cash lump sum, shall be equal to the sum of:

                           (i) the Actuarial Equivalent of the excess, if any,
                  of (1) the amount that hypothetically would have been payable to the Participant as a Retirement Benefit or a Vested Benefit, as the case may be, under the Sonat Retirement Plan if Sections 401(a)(17) and 415 of the Code were nonexistent and the provisions of the Sonat Retirement Plan incorporating the limitations contained in Sections 401(a)(17) and 415 of the Code were inoperative, over (2) the amount which hypothetically would have been payable to the Participant as a Retirement Benefit or Vested Benefit, as the case may be, under the Sonat Retirement Plan upon application of the actual terms of the Sonat Retirement Plan, assuming that for purposes of



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                  clauses (1) and (2) that (A) the Participant had a Termination of Employment (other than death) on December 31, 1999, (B) the Participant elected to receive such Retirement Benefit or Vested Benefit in the form of a single life annuity commencing on the earliest date on which the Participant could have commenced receipt of his Retirement Benefit or Vested Benefit, as the case may be, under the terms of the Sonat Retirement Plan, and taking into account the repeal of Code Section 415(e); plus

                           (ii) if the Participant is entitled to a Retirement
                  Benefit and had an Eligible Spouse on December 31, 1999, the Actuarial Equivalent of the excess, if any, of (1) the amount that hypothetically would have been payable to the Eligible Spouse as a Survivors Benefit under the Sonat Retirement Plan upon the death of the Participant if Sections 401(a)(17) and 415 of the Code were nonexistent and Section 7.10 and the provisions of the Sonat Retirement Plan incorporating the limitations contained in Sections 401(a)(17) and 415 of the Code were inoperative, over (2) the amount which hypothetically would have been payable to the Eligible Spouse as a Survivors Benefit under the Sonat Retirement Plan upon application of the actual terms of the Sonat Retirement Plan, with such excess to be valued as a reversionary annuity, payable immediately upon the death of the Participant, and taking into account the repeal of Code Section 415(e).

                  (c) SUPPLEMENTAL RSP BENEFITS. Each person who (i) was a "Participant" in Article III of the Sonat Supplemental Plan and (ii) is a Participant in this Plan on January 1, 2000 shall have credited to a Memorandum Account established under Section 5.2 an amount equal to the sum of (a) the balance of his Accounts in the Sonat Supplemental Plan on December 31, 1999 (determined as set forth in Section 3.2(c) of the Sonat Supplemental Plan) plus (b) the amount of any credits made under
         Section 3.2(a) of the Sonat Supplemental Plan in 2000 with respect to pay periods ending before January 1, 2000. Such credit shall be made effective as of January 1, 2000, shall initially be credited to an Interest Account (as defined in the El Paso Corporation Deferred Compensation Plan) and shall be paid as provided in such Plan.

                  (d) VESTING BENEFITS. Upon termination of employment (other than death) after December 31, 1999 of an employee (whether or not a Participant in this Plan) who was a "Participant" in Article IV of the Sonat Supplemental Plan, such employee shall be entitled to a Vesting Benefit, payable in the form of a cash lump sum that is equal in amount to the Actuarial Equivalent of the excess, if any, of (i) the amount hypothetically payable to the employee as a Vested Benefit under the Sonat Retirement Plan if (x) Section 5.01 of the Sonat Retirement Plan were hypothetically amended to provide a Vesting Date based on a period of Vesting Service equivalent to the actual Vesting Service of the employee, and (y)



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         Sections 401(a)(17) and 415 of the Code were nonexistent and the provisions of the Sonat Retirement Plan incorporating the limitations contained in Sections 401(a)(17) and 415 of the Code were inoperative, over (ii) the amount payable as a Vested Benefit under the Sonat Retirement Plan, assuming for purposes of clauses (i) and (ii) that (A) the employee had a Termination of Employment (other than death) on December 31, 1999, and (B) the employee commenced receiving benefits under such clause in the form of a single life annuity on the earliest date on which the employee could have commenced receipt of a Vested Benefit under the Sonat Retirement Plan (had he or she been entitled to such Benefit). The grant of Vesting Benefits shall not increase the employee's Credited Service under the Sonat Retirement Plan. Such cash lump-sum payment shall be paid as soon as practicable (and within 30 days) after the employee's Termination of Employment.

                  The Vesting Benefit payable under this Section 5.6(d) shall be reduced (but not below $0) by (1) any amounts payable to the employee (when expressed as a cash lump sum) under Section 5.1 of the Plan, and
         (2) by any amount paid to the employee under Section 8.5(c) of the Sonat Supplemental Plan.

5.7 PROVISIONS REGARDING CERTAIN FORMER COASTAL EMPLOYEES

                  (a) DEFINITIONS. For purposes of this Section 5.7:

                  "Actuarial Equivalent" shall mean any one of two or more benefits of equivalent value as determined actuarially on the basis of such rate of interest and rates of mortality as shall have been adopted for such purpose.

                  "Coastal Pension Plan" shall mean the Pension Plan for Employees of The Coastal Corporation or the Coastal Coal Company, LLC Pension Plan, as in effect as of January 29, 2001.

                  "Coastal Replacement Pension Plan" shall mean The Coastal Corporation Replacement Pension Plan, as in effect as of January 29, 2001.

                  "Retirement Income" shall mean a pension or any other payment or payments payable under the terms of the Coastal Pension Plan.

                  (b) SUPPLEMENTAL PENSION BENEFITS. Upon termination of employment of a Participant who (1) was a Participant in this Plan on January 29, 2001, and (2) was a "Participant" in the Coastal Replacement Pension Plan, the supplemental pension benefits payable under this Plan, when expressed in the form of a cash lump sum, shall equal the greater of (A) the amount determined pursuant to Section 5.1 (calculated in lump sum form as provided in Section 5.5), and (B) the Coastal Preserved Benefit (as defined below).



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                  The Coastal Preserved Benefit, expressed in the form of a cash lump sum, shall be equal to the sum of the Actuarial Equivalent of the excess, if any, of (1) the amount that hypothetically would have been payable to the Participant as Retirement Income under the Coastal Pension Plan if Sections 401(a)(17) and 415 of the Code were nonexistent and the provisions of the Coastal Pension Plan incorporating the limitations contained in Sections 401(a)(17) and 415 of the Code were inoperative, over (2) the amount which hypothetically would have been payable to the Participant as Retirement Income under the Coastal Pension Plan upon application of the actual terms of the Coastal Pension Plan, assuming for purposes of clauses (1) and (2) that
         (A) the Participant had a Termination of Employment (other than death) on January 29, 2001, and (B) the Participant elected to receive such Retirement Income in the form of a single life annuity commencing on the earliest date on which the Participant could have commenced receipt of his Retirement Income under the terms of the Coastal Replacement Pension Plan.


                          SECTION 6 GENERAL PROVISIONS

6.1 UNFUNDED OBLIGATION

         The supplemental benefits to be paid to Participants and/or their Surviving Spouses and Beneficiaries pursuant to this Plan are unfunded obligations of the Company, and shall, until actual payment, continue to be part of the general funds of the Company. The Company is not required to segregate any monies from its general funds, or to create any trusts, or to make any special deposits with respect to these obligations. Beneficial ownership of any investments, including trust investments, which the Company may make to fulfill these obligations shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or memorandum accounts shall not create or constitute a trust or a fiduciary relationship between the Management Committee or the Employer and a Participant, or otherwise create any vested or beneficial interest in any Participant or his or her Surviving Spouse or Beneficiary or his or her creditors in any assets of the Employer whatsoever. The Participants and their Surviving Spouses and Beneficiaries shall have no claim against the Employer for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

6.2 DISCRETIONARY INVESTMENT BY COMPANY

         The Management Committee, after consulting with the actuary employed by the Company in conjunction with the Pension Plan, may from time to time direct the investment by the Company of an amount sufficient to meet all or such portion of the supplemental benefits to be paid under this Plan as the Management Committee, in its sole discretion, shall determine. The Management Committee may in its sole discretion determine that all or some portion of the amount to be invested shall be paid into one or



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more grantor trusts to be established by the Employer of which it shall be the
Beneficiary, and to the assets of which it shall become entitled as and to the extent that Participants (or their Surviving Spouses or Beneficiaries in the case of their deaths) receive benefits under this Plan. The Management Committee may designate an investment advisor to direct investments and reinvestments of the funds, including investments of any grantor trusts hereunder.

6.3 INCAPACITY OF PARTICIPANT, SURVIVING SPOUSE OR BENEFICIARY

         If the Management Committee finds that any Participant, Surviving Spouse or Beneficiary to whom a payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any payments due (unless a prior claim therefor shall have been made by a duly appointed legal representative) at the discretion of the Management Committee may be paid to the spouse, child, parent or brother or sister of such Participant, Surviving Spouse or Beneficiary, or to any person whom the Management Committee has determined has incurred expense for such Participant, Surviving Spouse or Beneficiary. Any such payment shall be a complete discharge of the obligations of the Company under the provisions of the Plan.

6.4 NONASSIGNMENT

         The right of a Participant or his or her Surviving Spouse or Beneficiary to the payment of any amounts under the Plan may not be assigned, transferred, pledged or encumbered nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process, except that any right of a Participant or Beneficiary to the payment of any amounts under the Plan may be waived, released or otherwise relinquished by a Participant to enable such Participant to receive similar benefits under another plan or program maintained by the Company.

6.5 NO RIGHT TO CONTINUED EMPLOYMENT

         Nothing in the Plan shall be construed to confer upon any Participant any right to continued employment with the Company or a subsidiary nor interfere in any way with the right of the Company or a subsidiary to terminate the employment of such Participant at any time without assigning any reason therefor.

6.6 WITHHOLDING TAXES

         Provision shall be made for the withholding of taxes under the Federal Insurance Contributions Act as required by regulations and appropriate income taxes shall be withheld from payments made to Participants pursuant to this Plan.



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El Paso Corporation                                                      Page 12
Supplemental Benefits Plan

6.7 TERMINATION AND AMENDMENT

         The Board or the Compensation Committee may from time to time amend, suspend, or terminate the Plan, in whole or in part, and if the Plan is suspended or terminated, the Board or the Compensation Committee may reinstate any or all of its provisions. The Management Committee may amend the Plan provided that it may not suspend or terminate the Plan, substantially increase the administrative cost of the Plan or increase the obligations of the Company, or expand the classification of employees who are eligible to participate in the Plan. No amendment, suspension or termination may, however, impair the right of a Participant or his or her Surviving Spouse or Beneficiary to receive the supplemental benefits accrued prior to the effective date of such amendment, suspension or termination. The Board of Directors amended and restated the Plan effective as of December 7, 2001. The Board of Directors had previously amended and restated the Plan effective as of August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby the Company became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by the Company pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between the Company and El Paso Natural Gas Company.

         If the Plan is terminated, Participants, Surviving Spouses and Beneficiaries who have accrued benefits under the Plan as of the date of termination will receive payment of such benefits at the times specified in the Plan. Notwithstanding this or any other provision of the Plan to the contrary, this Plan may not be terminated so long as the Pension Plan and/or RSP remain in effect.

6.8 ERISA EXEMPTION

         The portion of this Plan providing benefits in excess of the limitations of Section 415 of the Code is intended to qualify for exemption from the Employee Retirement Income Security Act of 1974 ("ERISA") as an unfunded excess benefit plan under Sections 3(36) and 4(b)(5) of ERISA. The portion of this Plan providing benefits in excess of the limitation of Section 401(a)(17) of the Code and other supplemental benefits is intended to qualify for exemption from Parts II, III and IV of ERISA as a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

6.9 APPLICABLE LAW

         The Plan shall be construed and governed in accordance with the laws of the State Texas.



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El Paso Corporation                                                      Page 13
Supplemental Benefits Plan

         IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of December 7, 2001.


                                           EL PASO CORPORATION


                                           By: /s/ JOEL RICHARDS III
                                              ---------------------------------
                                              Executive Vice President
                                              Human Resources and Administration


ATTEST:

By: /s/ DAVID L. SIDDALL
   -------------------------------
Title: Corporate Secretary



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El Paso Corporation                                                      Page 14
Supplemental Benefits Plan